SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934


                      December 10, 1998 (December 4, 1998)
         --------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                        PHYSICIAN COMPUTER NETWORK, INC.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                   New Jersey
         --------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                                     0-19666
         --------------------------------------------------------------
                            (Commission File Number)


                                   22-2485688
         --------------------------------------------------------------
                        (IRS Employer Identification No.)


                             1200 The American Road
                         Morris Plains, New Jersey 07950
         --------------------------------------------------------------
                    (Address of principal executive offices)



                                 (973) 490-3100
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)





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ITEM 5.           Other Matters.
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                  Pursuant to a partnership  interest  purchase  agreement  (the
"Partnership Interest Purchase Agreement") entered into on December 4, 1998, the Registrant's wholly-owned subsidiary, PCN HP Venture Corp.("HP") sold its partnership interest in HealthMatics G.P. ("HealthMatics")(formerly known as HealthPoint G. P.) to GW Acquisition Corp., a subsidiary of Glaxo Wellcome Inc. ("Glaxo") for consideration consisting of $4,619,103.25 in cash and the forgiveness of $380,896.75 owed to HealthMatics by the Registrant and HP. HealthMatics was a joint venture created by the Registrant and Glaxo in 1996 to, among other things, develop and market electronic clinical information systems. The Registrant initiated and elected to enter into the transactions contemplated by the Partnership Interest Purchase Agreement in order to, among other things, permit the Registrant to focus more of its development efforts on its core practice management software business. However, through both its direct sales force and its own network of value added resellers, the Registrant will continue to serve as a value-added reseller and distributor of HealthMatics' products and continue to support its existing base of users of the HealthMatics' products. As a result of the sale of HP's partnership interest in HealthMatics, the Registrant will no longer have any obligation to continue to fund HealthMatics operations.

                  Contemporaneously with the execution of the Partnership Interest Purchase Agreement, the Registrant entered into definitive documentation with the Registrant's senior lenders to, among other things, extend the maturity date of the Registrant's senior indebtedness from September 30, 1998 until June 30, 1999. In accordance with the agreements with the lenders, the Registrant: (i) repaid $750,000 of the outstanding principal amount of its senior debt; (ii) paid the lenders an extension fee of $250,000; (iii) agreed to pay the lenders an additional fee of $1,000,000 upon the maturity of the indebtedness; and (iv) deposited $1,000,000 of the proceeds of the sale of the HealthMatics interest in a cash collateral account maintained by Fleet Bank, N.A., as agent for the senior lenders, which sum will be released to the Registrant on April 30, 1999 if certain conditions are satisfied.




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ITEM 7.           Financial Statements, Pro Forma Financial Information and
Exhibits.
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     No financial statements or pro forma financial  information are required to be filed as a part of this report. There are no financial exhibits filed as part of this report.


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                (c)      Exhibits.
                         ---------

                Exhibit 1  --           Copy of Partnership Interest Purchase
                                        Agreement, dated as of December 4, 1998, among the Registrant, PCN HP Venture
                                        Corp. and GW Acquisition Corp.

                Exhibit 2  --           Copy of Second Forbearance and Amendment
                                        Agreement, dated as of December 4, 1998, among the Registrant, certain subsidiaries of the Registrant, the several banks and other financial institutions or entities which are parties thereto and Fleet Bank, N.A., as administrative agent.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                PHYSICIAN COMPUTER NETWORK, INC.
                                                           (REGISTRANT)


Date: December 10, 1998                              By:   /S/   PAUL ANTINORI
                                                        ----------------------
                                                                   Paul Antinori
                                                                  Vice President





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EXHIBIT INDEX

                    Exhibit 1 --     Partnership  Interest  Purchase Agreement,
                                      dated as of December 4, 1998, among the Registrant, PCN HP Venture Corp. and GW Acquisition Corp.

                    Exhibit 2  --    Copy of Second Forbearance and Amendment
                                      Agreement, dated as of December 4, 1998, among the Registrant, certain subsidiaries of the Registrant, the several banks and other financial institutions or entities which are parties thereto and Fleet Bank, N.A.,as administrative agent.



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